Sub-Adviser
Guggenheim Investment Management
Fund Name
PFI Global Diversified Income
Issuer
Rivers Pittsburgh Borrower, L.P. and Rivers Pittsburgh
Finance Corporation Notes
Date of Purchase
05/30/12
Underwriter From Whom Purchased
Goldman Sachs & Co.
Affiliated/Principal Underwriter of
Syndicate
Guggenheim Securities, LLC
Purchase Price
$102.13
Aggregate % of Issue Purchased by the Firm
5.09%
 Commission, Spread or Profit
0.05%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sandridge Energy Inc. Notes
Date of Purchase
04/02/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.14%
 Commission, Spread or Profit
2.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
New Gold Inc. Notes
Date of Purchase
04/02/12
Underwriter From Whom Purchased
RBC Capital Market
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.81%
 Commission, Spread or Profit
2.03%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
The Hartford Financial Services Group, Inc. Notes
Date of Purchase
04/02/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$25.00
Aggregate % of Issue Purchased by the Firm
2.28%
 Commission, Spread or Profit
0.79%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Actuant Corporation Notes
Date of Purchase
04/02/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.90%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
HD Supply Inc. Notes
Date of Purchase
04/05/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.52%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Constellation Brands Inc. Notes
Date of Purchase
04/10/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
5.47%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Everest Acquisition LLC and Everest Acquisition Finance Inc. Notes Date of Purchase
04/10/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.18%
 Commission, Spread or Profit
2.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Everest Acquisition LLC and Everest Acquisition Finance Inc. Notes Date of Purchase
04/10/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.45%
 Commission, Spread or Profit
2.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Laredo Petroleum Inc. Notes
Date of Purchase
04/24/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.81%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Telesat Canada Notes
Date of Purchase
04/30/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.63%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Liberty Mutual Group Inc. Notes
Date of Purchase
05/01/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$99.69
Aggregate % of Issue Purchased by the Firm
1.22%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Liberty Mutual Group Inc. Notes
Date of Purchase
05/01/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$99.77
Aggregate % of Issue Purchased by the Firm
1.22%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
M/I Homes Inc. Notes
Date of Purchase
05/03/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$99.00
Aggregate % of Issue Purchased by the Firm
1.32%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Penn Virginia Resource Partners L.P. Notes
Date of Purchase
05/11/12
Underwriter From Whom Purchased
Morgan Stanley and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.34%
 Commission, Spread or Profit
2.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Libbey Glass Inc. Notes
Date of Purchase
05/11/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.98%
 Commission, Spread or Profit
2.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sally Beauty Holdings, Inc. Notes
Date of Purchase
05/15/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.19%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Comstock Resources Inc. Notes
Date of Purchase
05/31/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$95.30
Aggregate % of Issue Purchased by the Firm
6.14%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Puget Energy Inc. Notes
Date of Purchase
06/12/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$99.99
Aggregate % of Issue Purchased by the Firm
3.50%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Newfield Exploration Company Notes
Date of Purchase
06/19/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.65%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sappi Papier Holding GMBH Notes
Date of Purchase
06/20/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.47%
 Commission, Spread or Profit
0.71%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Calumet Specialty Products Notes
Date of Purchase
06/21/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$98.25
Aggregate % of Issue Purchased by the Firm
4.85%
 Commission, Spread or Profit
2.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Ally Financial Inc. Notes
Date of Purchase
06/21/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$99.31
Aggregate % of Issue Purchased by the Firm
2.31%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Choice Hotels International, Inc. Notes
Date of Purchase
06/22/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.80%
 Commission, Spread or Profit
1.63%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sonic Automotive Inc. Notes
Date of Purchase
06/25/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$99.11
Aggregate % of Issue Purchased by the Firm
2.96%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
SM Energy Company Notes
Date of Purchase
06/26/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.44%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
QVC Inc. Notes
Date of Purchase
06/27/12
Underwriter From Whom Purchased
Barclays Capital Inc.
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.98%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Navios Maritime Holdings Inc. Notes
Date of Purchase
06/27/12
Underwriter From Whom Purchased
Morgan Stanley and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
14.17%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Dollar General Corp. Notes
Date of Purchase
06/27/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.80%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Ashtead Capital Inc. Notes
Date of Purchase
06/29/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.51%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.